SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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PROFESSIONALLY MANAGED PORTFOLIOS

Balter Long/Short Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-8LIQ-ALT (1-855-854-7258)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 17, 2015

Dear Shareholders:

The Board of Trustees of Professionally Managed Portfolios (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Balter Long/Short Equity Fund (the “Fund”), a series of the Trust, on Friday, July 17, 2015 at 10:00 a.m., Pacific Time. The meeting will be held at the offices of the Trust’s Administrator, U.S. Bancorp Fund Services, LLC, located at 2020 E. Financial Way, Glendora, California 91741.

The Special Meeting is being held to obtain shareholder approval:

1.
To reorganize the Fund from a series of the Trust to a series (“New Fund”) of Northern Lights Fund Trust II (the “Reorganization”). The Reorganization will not result in any change in the way the Fund is managed or in its investment objective, policies and strategies. The Fund’s fees and expenses are not expected to increase as a result of the Reorganization. Balter Liquid Alternatives, LLC (the “Adviser”) will continue as investment adviser for the New Fund, Midwood Capital Management LLC, Apis Capital Advisors, LLC, Millrace Asset Group, Inc. and Madison Street Partners, LLC (each a “Sub-Adviser,” collectively, the “Sub-Advisers”) each will continue to serve as the Fund’s investment sub-advisers and the persons responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.

2.
To approve adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1; and

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Trust has fixed the close of business on May 29, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By Order of the Trust,

/s/ Elaine E. Richards
Elaine E. Richards
Secretary of the Trust

June 24, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 17, 2015: This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.astfundsolutions.com/docs/balter2015.pdf .

PROFESSIONALLY MANAGED PORTFOLIOS

Balter Long/Short Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-8LIQ-ALT (1-855-854-7258)

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question:	What is this document and why did you send it to me?
Answer:
The attached document is a proxy statement for the Balter Long/Short Equity Fund (the “Existing Fund”), a series of Professionally Managed Portfolios (“PMP”). The purpose of this Proxy Statement (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the Balter Long/Short Equity Fund (the “New Fund”), a newly created series of Northern Lights Fund Trust II (“NLFT II”) (the “Reorganization”) as described in the Agreement and Plan of Reorganization and Termination between PMP and NLFT II (the “Plan”). The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

Question:	What is the purpose of the Reorganization?
Answer:
The primary purpose of the Reorganization is to move the Existing Fund from PMP to NLFT II. As a series of PMP, the Existing Fund retains various service providers who provide an array of services to all series of PMP. These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”). Balter Liquid Alternatives, LLC (“Balter”), the investment adviser to the Existing Fund, has determined that the Existing Fund could benefit from the services currently provided to series of NLFT II and, therefore, has recommended that the Existing Fund be reconstituted as a series of NLFT II.

Currently, Third Party Service Arrangements are provided to PMP by U.S. Bank N.A. (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors (distribution). Third Party Service Arrangements are provided to NLFT II by U.S. Bank N.A. (custody), Gemini Fund Services, LLC (“Gemini”)(administration, fund accounting and transfer agency), and Northern Lights Distributors, LLC (“NLD”)(distribution). In addition to changes in these Third Party Service Agreements, the New Fund will be overseen by a different Board of Trustees.

Balter Liquid Alternatives, LLC (“Balter”), the current investment adviser to the Balter Long/Short Equity Fund, recommends that the Existing Fund be reorganized as a series of NLFT II.
Question:	How will the Reorganization work?
Answer:
In order to reconstitute the Existing Fund as a series of NLFT II, an identical fund, referred to as the “New Fund,” has been created as a new series of NLFT II. If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund.

Q&A	Page 1

Existing Fund shareholders will become shareholders of the New Fund. Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Existing Fund that he or she held immediately prior to the Reorganization. Immediately thereafter, the Existing Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about July 24, 2015.

Question:	How will the Reorganization affect me as a shareholder?
Answer:
If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund. The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The Reorganization will not change the way the Fund is managed. By engaging Balter to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio management team that has been responsible for the Existing Fund since its inception. The investment objective and strategies of the New Fund will be identical to those of the Existing Fund.

The Reorganization will affect other services currently provided to the Existing Fund. NLD will be the distributor and principal underwriter of the New Fund’s shares; Quasar Distributors currently serves as the distributor and principal underwriter of the Existing Fund’s shares. The New Fund will engage U.S. Bank N.A., as its custodian; U.S. Bank N.A. currently serves as the custodian for the Existing Fund. The New Fund will engage Gemini as its transfer agent; U.S. Bancorp Fund Services, LLC (“USBFS”) currently serves as its transfer agent. Gemini will also provide administration services and fund accounting for the New Fund; USBFS currently provides administration services and fund accounting for the Existing Fund.

The Reorganization will move the assets of the Existing Fund from PMP, which is a Massachusetts business trust, to the New Fund, a series of NLFT II, which is organized as a Delaware statutory trust. Therefore, as a result of the Reorganization, the New Fund will operate under the supervision of a different Board of Trustees.

Q&A	Page 2

A summary of the changes expected to occur after the Reorganization is outlined in the table below:

	Existing Fund, series of	New Fund, series of
Service Providers	Professionally Managed Portfolios	Northern Lights Fund Trust II
Investment Adviser	Balter Liquid Alternatives, LLC	No change – Balter Liquid Alternatives, LLC
Investment Sub-Advisers	Midwood Capital Management LLC, Apis Capital Advisors, LLC, Millrace Asset Group, Inc. and Madison Street Partners, LLC	No change – Midwood Capital Management LLC, Apis Capital Advisors, LLC, Millrace Asset Group, Inc. and Madison Street Partners, LLC
Distributor & Principal Underwriter	Quasar Distributors, LLC	Northern Lights Distributors, LLC
Custodian	U.S. Bank N.A.	No change – U.S. Bank N.A.
Transfer Agent	U.S. Bancorp Fund Services, LLC	Gemini Fund Services, LLC
Fund Administrator	U.S. Bancorp Fund Services, LLC	Gemini Fund Services, LLC
Fund Accountant	U.S. Bancorp Fund Services, LLC	Gemini Fund Services, LLC

Question:	Who will manage the New Fund?
Answer:
Balter will continue to be responsible for overseeing the management of the New Fund and will retain the same Sub-Advisers, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund.

Question:	How will the Reorganization affect the fees and expenses I pay as a shareholder of the Balter Long/Short Equity Fund?
Answer:
The Reorganization will not result in any increase in the advisory fees payable by the New Fund over the advisory fees currently incurred by the Existing Fund. The Reorganization will not result in any increase in the expense ratio for the New Fund’s shares over the expenses charged by the Existing Fund under the Expense Cap (defined below) that is in place through February 28, 2016. The total annual fund operating expenses of the shares of the Existing Fund as of the annual period ended October 31, 2014 are 2.94% and 3.29% for Institutional Class and Investor Class shares respectively, of its average daily net assets before the application of the current fee waiver and expense reimbursement agreement, and, are 2.91% and 3.26% for Institutional Class and Investor Class shares respectively, after fee waivers and expense reimbursements (the “Expense Cap”).

The Expense Cap operates as follows: the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.19% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2016.  The New Fund will continue the same Expense Cap through February 28, 2017.

Question:	What are the tax consequences of the Reorganization?
Answer:
We expect that neither the Balter Long/Short Equity Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and PMP and NLFT II expect to receive a tax opinion confirming this position. Shareholders should consult their tax adviser about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q&A	Page 3

Question:	Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?
Answer:	No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.
Question:	Why do I need to vote?
Answer:
Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question:	How does the PMP Trust’s Board of Trustees (the “Board”) recommend that I vote?
Answer:	After careful consideration and upon recommendation of Balter, the Board unanimously recommends that shareholders vote “FOR” the Plan.
Question:	Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer:	Balter will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.
Question:	What will happen if the Plan is not approved by shareholders?
Answer:
The consummation of a Reorganization of the Balter Long/Short Equity Fund is contingent on the consummation of the Reorganization Plan. Thus, if shareholders of the Existing Fund do not approve the Plan, the Fund will not be reorganized into its corresponding New Fund and will remain as a series within PMP.

Question:	How do I vote my shares?
Answer:	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.
Question:	Who do I call if I have questions?
Answer:
If you have any questions about the proposal or the proxy card, please do not hesitate to call 1-866-796-1288.  Representatives are available to answer your questions Monday through Friday 9 a.m. to 10 p.m. Eastern time .

Q&A	Page 4

PROFESSIONALLY MANAGED PORTFOLIOS
Balter Long/Short Equity Fund

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-8LIQ-ALT (1-855-854-7258)

____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 17, 2015
____________

 Introduction

Professionally Managed Portfolios (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Balter Long/Short Equity Fund (the “Fund”), a series of the Trust, in order to seek shareholder approval of a proposal to reorganize the Fund from a series of the Trust to a series of Northern Lights Fund Trust II (the “Reorganization”). The Reorganization will not result in any change in the way the Fund is managed or in its investment objective, policies and strategies. The Fund’s fees and expenses are not expected to increase as a result of the Reorganization. Balter Liquid Alternatives, LLC (the “Adviser”) will continue as investment adviser for the New Fund, Midwood Capital Management LLC, Apis Capital Advisors, LLC, Millrace Asset Group, Inc. and Madison Street Partners, LLC (each a “Sub-Adviser,” collectively, the “Sub-Advisers”) each will continue to serve as the Fund’s investment sub-advisers and the persons responsible for the day-today management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization. The Reorganization will result in the Fund being overseen by a different Board of Trustees and in a change of various service providers who provide an array of services to the Fund.  The Special Meeting will be held at the offices of the Trust’s Administrator, U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Glendora, California 91741 at 10:00 a.m., Pacific Time, on Friday, July 17, 2015. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about June 26, 2015.

 Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following specific purposes:

1.
To approve of an Agreement and Plan of Reorganization and Termination, which provides for: (a) the transfer of all the assets and liabilities of the Balter Long/Short Equity Fund, a series of the Trust, to a newly created fund also called the Balter Long/Short Equity Fund (the “New Fund”), which is a series of Northern Lights Fund Trust II, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Balter Long/Short Equity Fund to its shareholders, in complete liquidation of the Balter Long/Short Equity Fund (the “Reorganization”) ;

2.
To approve adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1; and

Proxy Statement	Page 1

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 29, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report. At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information. Please call the Fund at 1-855-8LIQ-ALT (1-855-854-7258) or write to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or copy of this Proxy Statement.

Proxy Statement	Page 2

PROPOSAL I

To approve of an Agreement and Plan of Reorganization and Termination, which provides for: (a) the transfer of all the assets and liabilities of the Balter Long/Short Equity Fund, a series of the Trust, to a newly created fund also called the Balter Long/Short Equity Fund (the “New Fund”), which is a series of Northern Lights Fund Trust II, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Balter Long/Short Equity Fund to its shareholders, in complete liquidation of the Balter Long/Short Equity Fund (the “Reorganization”).

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Balter Long/Short Equity Fund (the “Fund”). We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of the Fund. The Fund is currently a series of Professionally Managed Portfolios (the “Trust”). The Fund offers two classes of shares—Institutional Class shares and Investor Class shares. Investor Class shares have not yet commenced operations.  If approved by shareholders, the Fund will be reorganized into a newly created series (the “New Fund”) of the Northern Lights Fund Trust II (the “New Trust”). The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Fund. The Fund’s investment adviser, sub-advisers and portfolio managers will remain the same. The New Fund’s administrator, transfer agent, and distributor will be different than those of the Fund. The new service providers are as follows: Gemini Fund Services, LLC (“Gemini) will serve as administrator, fund accountant and transfer agent; Northern Lights Distributors, LLC (“NLD”) will serve as distributor; and U.S. Bank N.A. will continue to serve as custodian (collectively Gemini, NLD and U.S. Bank N.A. may be referred to as the “New Service Providers”). The New Fund will be overseen by a different board of trustees than the Fund.  Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Fund shares owned by the shareholder immediately prior to the Reorganization. The New Fund is expected to offer comparable shareholder services as the Fund. The fees and expenses of the Fund are not expected to increase as a result of the Reorganization.

Pursuant to an Agreement and Plan of Reorganization and Termination, the Reorganization will be accomplished as follows: (a) the Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Fund, and (b) the Fund will distribute the New Fund’s shares to its shareholders. Following the Reorganization, the Fund will be dissolved. A form of the Agreement and Plan of Reorganization and Termination is attached as Exhibit A (the “Reorganization Plan”).

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interest of the Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.

If the Reorganization Plan is not approved by shareholders, then the Trustees of the Fund will consider other appropriate action, which may include the liquidation of the Fund.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Fund dated February 27, 2015; and

•	Annual Report to Shareholders of the Fund, including financial statements for the fiscal year ended October 31, 2014.

Proxy Statement	Page 3

•	Preliminary Prospectus and SAI for the New Fund filed on April 24, 2015 pursuant to Rule 485(a) under the Securities Act of 1933.

The most recent annual report of the Fund, including financial statements, for the fiscal year ended October 31, 2014, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling 1-855-8LIQ-ALT (1-855-854-7258), and they will be sent to you within three business days by first class mail.

REASONS FOR THE REORGANIZATION

Balter Liquid Alternatives, LLC (the “Adviser”), the investment adviser to the Fund, has recommended that the Board consider and approve the Reorganization. The Adviser’s recommendation was the result of its determination to create one or more new mutual funds as series of the New Trust. In doing so, the Adviser believes that it would also be appropriate for the Fund to also become a series of the New Trust so that all mutual funds managed by the Adviser will make use of the same Third Party Service Providers and would be overseen by the same board of trustees.

The Board considered that the proposed Reorganization would primarily result in a benefit to the Adviser by enabling the Adviser to realize certain efficiencies in managing multiple funds within a single Trust structure, in using the same Third Party Service providers and in being overseen by the same board of trustees. The Board further considered that the Reorganization is not expected to negatively impact the Fund or its shareholders, as the New Fund was designed to be a “clone” of the Fund, with identical investment objectives, policies and strategies and that it will continue to be managed by the Adviser and by the same portfolio managers. The Board also considered that the advisory fee and fund operating expenses would not increase as a result of the Reorganization and that the Adviser has agreed to assume all of the expenses associated with the Reorganization. The Board noted that as in the case of the Fund, under the proposed expense limitation agreement with respect to the New Fund, the Adviser would be entitled to recoup any expenses paid or advisory fees waived. The Board considered that under the proposed expense limitation agreement, the Adviser would be permitted to be reimbursed for any fee reductions and/or expense payments made in the prior three fiscal years. The Board considered that shareholders that did not wish to become part of the New Trust could redeem their shares from the Fund prior to the Reorganization without the imposition of any redemption fee. The Board also considered that the Reorganization had the benefit of being a tax-free reorganization, so that the Reorganization offered shareholders who wished to retain their investment with the Adviser with a tax advantaged means to do so

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan and has recommended such Plan to shareholders for their approval. In approving the Reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the best interests of the Fund and its shareholders, and that the interest of the Fund’s shareholders would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Fund a proposal to approve the Reorganization. If shareholders approve the Proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan. If approved, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on July 24, 2015 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan. Following the Reorganization, the Fund will be dissolved.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Proxy Statement	Page 4

Under the Plan of Reorganization, the Fund, a series of the Trust, will assign all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date. Like the Trust, the Northern Lights Fund Trust II is an open-end investment company registered with the U.S. Securities and Exchange Commission (“SEC”). If the Reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund. The New Fund’s investment objective and principal investment strategies are identical to that of the Fund. In addition, the Adviser to the Fund will continue to serve as the investment adviser to the New Fund and the Fund’s custodian will continue to serve as the New Fund’s custodian. However, there are some differences between the Fund and the New Fund. The New Fund will employ an administrator, transfer agent and distributor that are different than the administrator, transfer agent and distributor of the Fund. In addition, none of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of the New Trust. If approved, the Reorganization is expected to close on or about 4:00 p.m. Eastern Time on July 24, 2015, although the date may be adjusted in accordance with the Reorganization Plan.

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust. The significant conditions include approval of the Reorganization Plan by shareholders of the Fund and the receipt of an opinion of counsel that the Reorganization should be considered a tax-free exchange for federal income tax purposes (neither of which may be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Fund, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended upon mutual agreement.

COMPARISON OF THE FUND AND THE NEW FUND

 Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Fund.

 Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Fund’s prospectus and on estimates for the New Fund. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s Shares as compared to the Shares of the Fund.

Proxy Statement	Page 5

Table of Fees and Expenses

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund Institutional Class	Fund Investor Class	New Fund Institutional Class (pro forma)	New Fund Investor Class (pro forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.95%	1.95%	1.95%	1.95%
Distribution (12b-1) Fees	0.00%	0.25%	0.00%	0.25%
Other Expenses (includes Interest and Dividends on Securities Sold Short)	0.96%	1.06%	0.95%	1.05%
Shareholder Servicing Expenses	0.00%	0.10%	0.00%	0.10%
Interest and Dividends on Securities Sold Short Other Expenses	0.69% 0.27%	0.69% 0.27%	0.69% 0.26%	0.69% 0.26%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.94%	3.29%	2.93%	3.28%
Less Fee Waiver and/or Expense Reimbursement	0.03%(2)	0.03%(2)	0.02%(3)	0.02%(3)
Net Annual Fund Operating Expenses(4)	2.91%	3.26%	2.91%	3.26%

(1)
Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. The operating expenses in this fee table will not correlate to the expense ratio in a fund’s financial statements (or to the financial highlights in a fund’s prospectus) because the financial statements include only the direct operating expenses incurred by a fund and not the indirect costs of investing in Acquired Funds.

(2)
The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.19% and 2.54% of average daily net assets of the Fund’s Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”). The Operating Expenses may exceed the Expense Caps to the extent the Fund incurs expenses excluded from the Expense Caps. The Expense Caps will remain in effect through at least February 28, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

(3)
Pursuant to an operating expense limitation agreement between the Adviser and the New Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the New Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the New Fund do not exceed 2.19% and 2.54% of the New Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2017 .  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the New Fund for fees it waived and New Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the New Fund’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement.

Proxy Statement	Page 6

(4)
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived and Expenses Absorbed provided in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

 Example

This example is intended to help you compare the costs of investing in the Fund and the New Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Holding Period	Fund Institutional	Fund Investor	New Fund Institutional (pro forma)	New Fund Investor (pro forma)
1 Year	$294	$329	$294	$329
3 Years	$907	$1,010	$905	$1,008
5 Years	$1,545	$1,714	$1,541	$1,710
10 Years	$3,259	$3,583	$3,250	$3,575

 Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Fund, including telephone purchases and redemptions. The New Fund, like the Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account and a Systematic Withdrawal Program.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed new Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

 Minimum Initial and Subsequent Investment Amounts

The New Fund’s minimum initial investment in each share class of the New Fund is $50,000 and $5,000, for Institutional Class and Investor Class, respectively—the same as the Fund.  The minimum subsequent investment of $500 and $500 for Institutional Class and Investor Class, respectively – the same as the Fund.  For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50. These are the same minimums and subsequent investment amounts offered by the Fund.

 Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Fund will continue to have capital gains reinvested in the New Fund.

Proxy Statement	Page 7

 Fiscal Year End

The Fund currently operates on a fiscal year ending October 31st. Following the Reorganization, the New Fund will also operate on a fiscal year ending October 31st.

 Comparative Information about the Trust and New Trust

The Trust is organized as a Massachusetts business trust under a Declaration of Trust and By-Laws (the “Governing Documents”). The New Trust is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and New Trust.

 The Investment Adviser, Sub-Advisers and Portfolio Managers

Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, Massachusetts 02110, manages the investments of the Fund pursuant to an investment advisory agreement. The Adviser is controlled by Balter Capital Management (“BCM”). BCM, in turn is controlled by Brad R. Balter. Balter is also controlled by Antler LLC, which, in turn is controlled by The David A. Sackler 2012 Trust, The Marianna R. Sackler 2012 Trust, The Rebecca K. Sackler 2012 Trust and Wasatch LLC.

The New Fund’s investment advisory agreement will be substantially similar to the Fund’s existing agreement which is summarized below.

The Adviser has overall supervisory responsibility for the general management and investment of the New Fund’s securities portfolio, and subject to review and approval by the New Board, (1) sets the New Fund’s overall investment strategies and (2) evaluates, selects and recommends the Sub-Advisers. In addition, the Adviser, when appropriate, allocates and reallocates the New Fund’s assets among the Sub-Advisers, monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the New Fund, and implements procedures to ensure that the Sub-Advisers comply with the New Fund’s investment objectives, policies and restrictions. In overseeing the Sub-Advisers and evaluating their performance, the Adviser may (under the oversight of the Board) in certain circumstances directly terminate certain of the Sub-Advisers. The Adviser has ultimate responsibility (subject to oversight by the New Board) to oversee the Sub-Advisers and recommends their hiring, termination and replacement.

The Adviser also furnishes the New Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the New Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.95% of the Fund’s average daily net assets. The management fees paid to the Adviser by the New Fund are used to pay the fees of the Sub-Advisers.

The New Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce fees and/or pay New Fund expenses (excluding Acquired Fund Fees and Expense, interest, taxes, interest and dividend expense of securities sold short, and extraordinary expenses) in order to the limit Net Annual Fund Operating Expenses for shares of the Fund to 2.19% and 2.54% for the Institutional Shares and Investor Shares, respectively (the “Expense Caps”). The current Expense Caps are in place indefinitely, but at a minimum will remain in effect through February 28, 2017 . The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement is subject to the New Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the New Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

Proxy Statement	Page 8

As of December 31, 2014, the Adviser has approximately $1.2 billion of assets under management. For the fiscal year ended October 31, 2014, the Adviser received net advisory fees of 1.60% from the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended April 30, 2014.

 The Sub-Advisers

The Sub-Advisers for the Fund will remain the same and will continue serving as such to the New Fund. Information on the Sub-Advisers is below. For more detailed information on the Sub-Advisers, see the Fund’s Prospectus and Statement of Additional Information. Each investment sub-advisory agreement with the New Fund will be substantially identical to the Fund’s existing agreements which are summarized below.

Apis Capital Advisers, LLC, 90 Park Avenue, 18th Floor, New York, NY 10016 (“Apis”), is the Sub-Adviser for an allocated portion of the New Fund pursuant to a Sub-Advisory Agreement with the Adviser. Apis is controlled by Dan Barker.

Madison Street Partners, LLC, 3200 Cherry Creek South Drive, Suite 360, Denver, CO 80209 (“Madison Street”), is the Sub-Adviser for an allocated portion of the New Fund pursuant to a Sub-Advisory Agreement with the Adviser. Madison Street is controlled by Steve Owsley.

Midwood Capital Management LLC, 20 Custom House Street, Suite 610, Boston, MA 02110 (“Midwood”), is the Sub-Adviser for an allocated portion of the New Fund pursuant to a Sub-Advisory Agreement with the Adviser. Midwood is controlled by David Cohen, Ross DeMont and Howard Rubin.

Millrace Asset Group, Inc., 1205 Westlakes Drive, Suite 375, Berwyn, PA 19312 (“Millrace”), is the Sub-Adviser for an allocated portion of the New Fund pursuant to a Sub-Advisory Agreement with the Adviser. Millrace is controlled by William Kitchel, III and Whitney Maroney.

Each Sub-Adviser has agreed to furnish continuously an investment program for their assigned portion of the New Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the New Fund shall be held in various securities, cash or other investments. In this connection, each Sub-Adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-Adviser’s management of the New Fund assets. Each Sub-Adviser shall carry out its responsibilities in compliance with: (a) the New Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Advisers in writing, and (c) applicable law and related regulations.

The Adviser will pay the sub-advisers monthly an annual fee of the net assets of the New Fund allocated to that sub-adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement.  The New Fund is not responsible for the payment of the sub-advisory fees.  The Adviser is also responsible for conducting all operations of the New Fund, except those operations contracted to the sub-advisers, the Custodian, the transfer agent or the administrator.  Although the sub-advisers’ activities are subject to oversight by the New Board of Trustees and the officers of the New Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the sub-advisers’ individual security selections.  The sub-advisers may have complete discretion to purchase, manage and sell portfolio securities for the portions of the New Fund’s portfolio that they manage, subject to the New Fund’s investment objective, policies and limitations, and the oversight of the New Fund’s portfolio managers.

Proxy Statement	Page 9

 The Portfolio Managers

The portfolio managers for the Fund will remain the same and will continue serving as such to the New Fund. Information on the portfolio managers is below. For more detailed information on the portfolio managers’ compensation information, other accounts managed, and ownership of securities in the Fund, see the Fund’s Prospectus and Statement of Additional Information.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund.  He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios.  Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA.  Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund.  Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Senior Research Analyst of BCM and the Adviser, is a co-portfolio manager of the Fund.  Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Advisers

Apis

Daniel J. Barker, CFA, a Managing Member, Founder and Chief Investment Officer of Apis since its founding in 2004, serves as the portfolio manager of Apis’ Allocated Portion of the Fund.

Madison Street

Steven C. Owsley, co-founder of Madison Street, has been a manager and member of Madison Street since its founding in January 2004.  He serves as a portfolio manager of Madison Street’s Allocated Portion of the Fund.

Drew M. Hayworth, co-founder of Madison Street, has been a manager and member of Madison Street since its founding in January 2004.  He serves as a portfolio manager of Madison Street’s Allocated Portion of the Fund.

Midwood

David E. Cohen, Managing Member and Portfolio Manager since co-founding Midwood Capital Management in 2003, Mr. Cohen has served as a Portfolio Manager at Midwood which has served as investment adviser to and general partner of Midwood Capital Partners, L.P., a domestic limited partnership, as well as other limited partnerships, investing primarily in small-cap equity securities.  Mr. Cohen serves as a co-portfolio manager of Midwood’s Allocated Portion of the Fund.

Ross D. DeMont, Managing Member and Portfolio Manager since co-founding Midwood Capital Management LLC in 2003, Mr. DeMont has served as a Portfolio Manager at Midwood which has served as investment adviser to and general partner of Midwood Capital Partners, L.P., a domestic limited partnership, as well as other limited partnerships, investing primarily in small-cap equity securities.  Mr. DeMont serves as a co-portfolio manager of Midwood’s Allocated Portion of the Fund.

Proxy Statement	Page 10

Millrace

William L. Kitchel, III, co-founder of Millrace, has been a portfolio manager and analyst since its founding in 2001.  Mr. Kitchel serves as a co-portfolio manager of Millrace’s Allocated Portion of the Fund.

Whitney M. Maroney, co-founder of Millrace, has been a portfolio manager and analyst since its founding in 2001.  Mr. Maroney serves as a co-portfolio manager of Millrace’s Allocated Portion of the Fund.

EXPENSES OF THE REORGANIZATION

The Adviser will assume the expenses associated with the transactions contemplated by the Reorganization, which are currently estimated to be approximately $80,500 .

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Fund will have a different distributor, administrator  and transfer agent than the Fund.

 Distributor

Upon closing of the Reorganization, Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, will serve as the New Fund’s exclusive agent for the distribution of the New Fund’s shares. The Distributor may sell the New Fund’s shares to or through qualified securities dealers or others. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 currently provides similar services to the Fund.

 Administrator and Fund Accountant

Upon closing of the Reorganization, Gemini Fund Services, LLC (“Gemini”), 80 Arkay Drive, Hauppauge, New York 11788 will become the New Fund’s administrator and fund accountant.

Gemini will provide facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the New Fund; (ii) facilitating the performance of administrative and professional services to the New Fund by others, including the New Fund’s custodian; (iii) preparing, but not paying for, the periodic updating of the New Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the New Fund’s shareholders and the SEC; (iv) preparing in conjunction with fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the distributor, which may be required to register or qualify, or continue the registration or qualification, of the New Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Gemini will, pursuant to an Administration Service Agreement, provide the New Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the New Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the New Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the New Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the New Fund.

Proxy Statement	Page 11

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 currently provides similar services to the Fund.

 Transfer Agent

Upon closing of the Reorganization, Gemini, 80 Arkay Drive, Hauppauge, New York 11788 will serve as the transfer agent and dividend disbursing agent for the New Fund. The transfer agent will be responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, currently provides similar services to the Fund.

 Custodian

Upon reorganization U.S. Bank N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, the Fund’s current custodian, will continue to serve as the custodian of the New Fund’s assets. The custodian acts as the depositary for the Fund and New Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund and New Fund’s request, and maintains records in connection with its duties as custodian.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the New Trust’s Board of Trustees (the “New Board”) in a substantially similar manner as the Fund is overseen by the Trust’s Board. The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC. The New Board consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the New Trust and the Adviser (“Independent Trustees”).  The Trustees are fiduciaries for the New Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the New Fund and appoints the officers who conduct the daily business of the New Fund.

The New Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the New Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the New Fund’s Distributor).  Under certain 1940 Act governance guidelines that apply to the New Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the New Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of New Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The New Trust believes that (i) its Chairman, Brian Nielsen (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the New Trust, its funds and each shareholder. The New Board has not appointed a Lead Independent Trustee at this time.

The New Board of Trustees has a standing independent Audit Committee with a separate chair. The New Board is responsible for overseeing risk management, and the full New Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer (“CCO”) at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information.

Proxy Statement	Page 12

Generally, the New Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors.  Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The New Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The New Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee, and the Nominating Committee.  All Independent Trustees are members of the Audit Committee, the Compensation Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee, the Compensation Committee and the Nominating Committee allows all such Trustees to participate in the full range of the New Board of Trustees’ oversight duties, including oversight of risk management processes.  The New Board of Trustees has also established a Valuation Committee for the New Trust.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the New Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above.  The New Board of Trustees reviews its leadership structure regularly.  The New Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the New Trust, the advisers of the funds that comprise the New Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the New Trust as a whole as well as the funds individually.  The New Board of Trustees believes that the orderly and efficient flow of information and the ability of the New Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the New Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the New Trust; the variety of asset classes that those funds reflect; the net assets of the New Trust; the committee structure of the New Trust; and the independent distribution arrangements of each of the New Trust’s series.  For these reasons, the New Board of Trustees believes that its leadership structure is appropriate.

The New Board of Trustees’ role is one of oversight rather than day-to-day management of any of the New Trust’s series.  The New Trust’s Audit Committee assists with this oversight function.  The New Board of Trustees’ oversight extends to the New Trust’s risk management processes.  Those processes are overseen by New Trust officers, including the President, the Treasurer, the Secretary and CCO, who regularly report to the New Board of Trustees on a variety of matters at Board meetings.

Proxy Statement	Page 13

Investment advisers managing the New Trust’s series report to the New Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the New Trust’s series.  These investment advisers report to the New Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the New Trust’s series.

The New Board of Trustees has appointed the CCO, who reports directly to the New Board of Trustees and who participates in its regular meetings.  In addition, the CCO presents an annual report to the New Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the New Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the New Trust and its series during New Board of Trustee meetings.  The CCO also provides updates to the New Board of Trustees on the operation of the New Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the New Trust report to the New Board of Trustees in the event that any material risk issues arise in between Board meetings.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Thomas T. Sarkany 17605 Wright Street, Omaha, Nebraska 68130 1946	Trustee Since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	33	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 17605 Wright Street, Omaha, Nebraska 68130 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	33	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 17605 Wright Street, Omaha, Nebraska 68130 1948	Trustee Since May 2011	Retired since 2008.	33	NONE
Randal D. Skalla 17605 Wright Street, Omaha, Nebraska 68130 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	33	Orizon Investment Counsel (financial services company) Board Member

Proxy Statement	Page 14

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen** 17605 Wright Street, Omaha, Nebraska 68130 1972	Trustee Since May 2011
Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from2008 to 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC (formerly Gemcom, LLC); Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

			33	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (formerly Gemcom, LLC) (2004-2012).	N/A	N/A

Proxy Statement	Page 15

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (formerly Gemcom, LLC) (2004-2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011
Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011
General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).
			N/A	N/A
*	The term of office for each Trustee and Officer listed above will continue indefinitely.
**
Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (formerly Gemcom, LLC) (the Fund’s Edgar and printing service provider).

 Trustee Compensation

Each Trustee of the New Fund who is not an interested person of the New Trust or an investment adviser to the New Trust receives a fee of quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman of the New Trust will receive a $1,250 additional quarterly fee.  The “interested persons” who serve as Trustees of the New Trust receive no compensation for their services as Trustees. None of the executive officers receives compensation from the New Trust.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor should a gain or loss be recognized by the shareholders of the Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Fund shares. In addition, a shareholder’s tax basis for shares held in the Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Proxy Statement	Page 16

Immediately prior to the Reorganization, the Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

CAPITALIZATION

The following table sets forth as of the fiscal year end on October 31, 2014: (1) the audited capitalization of the Fund, and (2) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Fund and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fund	$127,161,267	$9.99	12,731,906
Adjustment	-	-	-
New Fund (pro forma)	$127,161,267	$9.99	12,731,906

VOTING INFORMATION

 Voting Securities and Required Vote

As of the Record Date of May 29, 2015, there were 14,348,588.772 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

Forty percent (40%) of the Fund’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal. An affirmative vote of the holders of a majority (i.e., greater than 50% of the shares represented in person or by proxy) of the outstanding voting shares of the Fund is required for the approval of the Proposal.

Proxy Statement	Page 17

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

The Trusts and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders. If the Reorganization is not approved, and the Fund is not dissolved then shareholders wishing to submit proposals for consideration for inclusion in the Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 so they are received within a reasonable time before any such meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

There normally will be no meeting of shareholders for the New Fund for the purpose of electing Trustees of the New Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the New Fund should send their written submissions to the principal executive offices of the New Trust at 17605 Wright Street, Suite 2, Omaha, NE 68130. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

 Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of AST Fund Solutions who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

 Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Proxy Statement	Page 18

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. The Balter Long/Short Equity Fund also requests that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

 Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

 Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Fund by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-855-8LIQ-ALT (1-855-854-7258). The Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

Proxy Statement	Page 19

The record owners of more than 5% of the outstanding shares of the Current Fund are listed in the following table.

Name and Address	% Ownership	Type of Ownership	Jurisdiction
Laramide LLC 14000 Quail Springs Parkway, Suite 2200 Oklahoma City, OK 73134-2617	69.69%	Beneficial	DE

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	9.22%	Record	N/A

Fifth Third Bank Ttee (various accounts) 5001 Kingsley Dr. Dept. 3385 Cincinnati, OH 45227-1114	6.81%	Record	N/A

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5.93%	Record	N/A

National Financial Services LLC (various accounts) 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	5.59%	Record	N/A

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

Proxy Statement	Page 20

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of June 24 , 2015, among Northern Lights Fund Trust II, a Delaware statutory trust, with its principal place of business at 17605 Wright Street, Omaha, NE 68130 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), and PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin  53202 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”), and solely with respect to paragraph 6, Balter Liquid Alternatives, LLC (the “Manager”) (Each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Fund wishes to effect a single reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve the Existing Fund changing its identity -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s known and disclosed liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers two classes of shares, designated as Investor Class shares and Institutional Class shares (“Investor Class Existing Fund Shares” and “Institutional Class Existing Fund Shares,” respectively, and collectively, “Existing Fund Shares”).  The New Fund will have the same two classes of shares, Investor Class shares and Institutional Class shares (“Investor Class New Fund Shares” and “Institutional Class New Fund Shares,” respectively, and collectively, “New Fund Shares”). The rights, powers, privileges, and obligations of each class of New Fund Shares will be substantially similar to those of the identically named class of the Existing Fund Class Shares.

Exhibit A – Page 1

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.           Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefor, the New Fund shall:

(a)
issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Investor Class New Fund Shares equal to the number of full and fractional Investor Class Existing Fund Shares then outstanding; and (2) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding, and

(b)	assume all of the Existing Fund’s known and disclosed liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2           The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3           The Liabilities shall consist of all of the Existing Fund’s known and disclosed liabilities, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Manager pursuant to paragraph 6.  Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4           At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Investor Class Existing Fund Shares shall be credited with the number of full and fractional Investor Class New Fund Shares due that Shareholder, and the account for each Shareholder that holds Institutional Class Existing Fund Shares shall be credited with the number of full and fractional Institutional Class New Fund Shares due that Shareholder).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records.  The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

Exhibit A – Page 2

1.6           Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7           After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Trust.

2.           CLOSING AND EFFECTIVE TIME

2.1           Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after [July 24], 2015 (“Effective Time”).  The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2           The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3           The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4           The Old Trust shall deliver to the New Trust and the Manager within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.5           At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

Exhibit A – Page 3

3.           REPRESENTATIONS AND WARRANTIES

3.1           The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)           The Old Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted;

(b)           The Existing Fund is a duly established and designated series of the Old Trust;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)           The Old Trust, with respect to the Existing Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Massachusetts law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)           At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

Exhibit A – Page 4

(h)           The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal period ended October 31, 2014, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Existing Fund’s unaudited financial statements at and for the six months ended March 31, 2015 (copies of which the Old Trust has furnished to the New Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)           Since October 31, 2014 , there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)           The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)           All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m)           The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

Exhibit A – Page 5

(n)           The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)           Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(p)           The Existing Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)           The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(r)           The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(s)           To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and

(t)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

(u)           The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Existing Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

3.2           The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a)           The  New Trust (1) is a statutory business trust that is duly created, validly existing, and in good standing under the laws of the state of Delaware, and its Certificate of Trust or Agreement and Declaration of Trust dated August 26, 2010 (“New Trust Declaration”) is on file with the Secretary of State of the State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

Exhibit A – Page 6

(b)           At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)             The prospectus and statement of additional information, as of the Closing Date, of the New Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)            The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(e)            Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(f)            No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(g)           The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(h)            No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(i)            The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

Exhibit A – Page 7

(j)            The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(k)            There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(l)            Assuming the truthfulness and correctness of the Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(m)            Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(n)            The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(o)            The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3           Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)              No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)              The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)              The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

Exhibit A – Page 8

(d)              The fair market value of the Assets will be equal to or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(e)              None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)              No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)              Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.           COVENANTS

4.1           The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2           The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3           The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4           Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5           Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6           The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

Exhibit A – Page 9

4.7           Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.           CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1           All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2           All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6           The Investment Companies shall have received an opinion of Alston & Bird LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

Exhibit A – Page 10

(a)           The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the New Fund and the Existing Fund will each be “a party to a reorganization” (within the meaning of section 368(b));

(b)           The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)           The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)           A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7           Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Investor Class New Fund Share and one Institutional Class New Fund Share (“Initial Shares”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8           The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder; and

Exhibit A – Page 11

5.9           At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.           EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Manager shall bear the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses.  The Manager will pay all costs in connection with the termination of the Existing Fund.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.  The Old Trust must submit for reimbursement to the Manager, any invoices related to Reorganization Expenses within 90 days of the Closing.

7.           ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.           TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1           By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2015, or such other date as to which the Investment Companies agree; or

8.2           By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.           AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

Exhibit A – Page 12

10.        SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.           MISCELLANEOUS

11.1           This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

Exhibit A – Page 13

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST II, on behalf of the New Fund listed on Schedule A

By:
Kevin E. Wolf
President

PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of the Existing Fund listed on Schedule A

By:
Elaine E. Richards
President

Solely for purposes of paragraph 6,
BALTER LIQUID ALTERNATIVES, LLC

By:
Brad R. Balter, CEO

Exhibit A – Page 14

SCHEDULE A

Existing Fund		New Fund
Professionally Managed Portfolios		Northern Light Funds Trust II
Balter Long/Short Equity Fund		Balter Long/Short Equity Fund
Investor Class	à	Investor Class
Institutional Class	à	Institutional Class

Exhibit A – Page 15

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free **1-866-796-1288** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

BALTER LONG/SHORT EQUITY FUND

A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

The undersigned, revoking prior proxies, hereby appoints, Elaine E. Richards and Eric C. VanAndel, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Balter Long/Short Equity Fund (the "Fund"), to be held at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, located at 2020 E. Financial Way, Glendora, California 91741, on July 17, 2015 at 10:00 a.m., Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-796-1288**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on **July 17, 2015**. The proxy statement for this meeting is available at: www.proxyonline.com/docs/balter2015.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Balter Long/Short Equity Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USIING THE POSTMARKED ENVELOPE ENCLOSED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]